ABACUS GLOBAL MANAGEMENT, INC. ANNOUNCES $100 MILLION SHARE REPURCHASE PROGRAM
ORLANDO, Fla. – August 13, 2026 – Abacus Global Management, Inc. (“Abacus” or the “Company”) (NYSE: ABX), a financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services with a focus on longevity-based assets and personalized financial planning, today announced that its Board of Directors has authorized a $100 million share repurchase program, commencing August 17, 2026. This authorization aligns with the Company’s capital allocation framework and builds on the approximately $80 million of the Company’s common stock repurchased under prior authorized programs since December 2023.
Jay Jackson, Chief Executive Officer, commented, “At our Investor Day, we discussed our belief that Abacus is building the infrastructure for lifespan-linked finance and is uniquely positioned to capitalize on one of the largest wealth transfer opportunities in history. This repurchase authorization reflects our confidence in that vision, the strength of our business model and our ability to continue generating attractive returns on capital. We remain committed to balancing investment in our growth initiatives with prudent returns of capital to shareholders.”

Abacus expects to fund the share repurchase program through ongoing free cash flow generation and proceeds from balance sheet transactions, supplemented by cash on hand. The Company’s capital allocation strategy is designed to balance continued investment in origination growth, technology, and acquisitions with the return of capital to shareholders through the share repurchase program.

Forward-Looking Statements

All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof; Abacus’s ability to successfully effect those strategies, and the expected results therefrom; projections of future earnings and expected capital; Abacus’ ability to generate future cash flows; securitization schedules and timing; future demand for Abacus’ products and services; and the reliability of the Company’s fund structures and corresponding market confidence and expectations. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to:  the potential impact of our business relationships, including with our employees, customers and competitors; changes in general economic and business and conditions, including changes in the financial markets; political instability both in the U.S. and abroad, to include political violence, terrorism, and war; weakness or adverse changes in the level of activity in our sector or the sectors of our affiliated companies, which may be caused by, among other things, high or increasing interest rates, or a weak U.S. economy; significant competition that our operating subsidiaries face; compliance with extensive government regulation; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, and financial advisors regarding the suitability of investments.
About Abacus

Abacus Global Management (NYSE: ABX) is a financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide.
For more information, please visit www.abacusgm.com

Contacts:

Investor Relations

David Jackson – Head of Investor Relations
david@abacusgm.com
(321) 299-0716

Public Relations
press@abacusgm.com